Exhibit 99.1

Ventas Elects Walter C. Rakowich and Roxanne M. Martino to Board of Directors

CHICAGO--(BUSINESS WIRE)--Ventas, Inc., (NYSE: VTR) (“Ventas” or the “Company”) said today that it has elected Walter C. Rakowich, retired Chief Executive Officer of Prologis, and Roxanne M. Martino, Chief Executive Officer of Aurora Investment Management, to its Board of Directors, effective immediately. Mr. Rakowich will serve on the Company’s Audit and Compliance Committee and Ms. Martino will serve on its Executive Compensation Committee.

“We are delighted to add Walt Rakowich and Roxanne Martino to our Board of Directors. Their appointments underscore our commitment to excellence through strong corporate governance, Board refreshment, independence and diversity. Each is a highly respected individual with an enduring record of accomplishment, strong values and a demonstrated focus on investors,” Ventas Chairman and CEO Debra A. Cafaro said.

“Walt’s experience in the real estate industry globally and his deep understanding of REITs and large corporate customers, and Roxanne’s entrepreneurial success and expertise in investment markets, will enhance our outstanding Board. We look forward to working with them for the benefit of Ventas shareholders, customers and employees,” added Cafaro.

Mr. Rakowich served as CEO of Prologis (NYSE: PLD) from November 2008 through June 2011, when Prologis and AMB Property Corporation merged. Following the merger, he served as co-CEO of Prologis until December 31, 2012, when he retired. Before becoming CEO, Mr. Rakowich held a number of senior management positions at Prologis, including managing director and chief financial officer and president and chief operating officer. He served on the Prologis Board from January 2005 through December 2012. Prior to joining Prologis, Mr. Rakowich was a partner and principal with real estate provider Trammell Crow Company. He began his career at Price Waterhouse. He received his MBA from Harvard Business School and a BS, with distinction, from Pennsylvania State University.

Mr. Rakowich is a member of the Board of Directors of Host Hotels & Resorts, Inc. (NYSE: HST), where he is the company’s Lead Independent Director and Chairman of the Nominating and Governance Committee, and Iron Mountain Inc. (NYSE: IRM), where he is Chairman of the Audit Committee. He also serves on the Board of the Global Food Exchange. He was appointed to the Board of Trustees at The Pennsylvania State University in 2014 and serves as Chairman of the University Board’s Audit and Risk Committee. He is also Chairman of the Board of Colorado UpLift and a Board member of the Alliance for School Choice in Education.

Ms. Martino has served as President and then CEO of Aurora Investment Management fund-of-funds since 1990. Over nearly three decades, Ms. Martino built the Chicago firm into one of the largest managers in the fund-of-funds industry, managing $14 billion at Aurora's peak. In 2012 Aurora won Hedge Funds Review’s Best Diversified Fund of Hedge Funds over 10 years. Prior to joining Aurora, Ms. Marino was a trailblazer in fund-of-funds as a General Partner in Grosvenor Capital Management. She began her career at Coopers & Lybrand. Ms. Martino holds an MBA in 1988 from the University of Chicago and graduated in 1977 with a BBA from University of Notre Dame.

Ms. Martino is the Co-chair of the Business Council at the University of Chicago’s Booth School of Business and a member of the Boards of the Lurie Children’s Hospital and The Economics Club of Chicago. She is a Director of Thresholds, a not-for-profit psychiatric rehabilitation organization, and serves on the Investment Subcommittee of Catholic Relief Services. In 2015, Ms. Martino was an inaugural inductee into the InvestHedge Hall of Fame and was recognized as one of “50 Leading Women in Hedge Funds,” by the Hedge Fund Journal.

Ventas, Inc., an S&P 500 company, is a leading real estate investment trust. Its diverse portfolio of approximately 1,300 assets in the United States, Canada and the United Kingdom consists of seniors housing communities, medical office buildings, skilled nursing facilities, specialty hospitals and general acute care hospitals. Through its Lillibridge subsidiary, Ventas provides management, leasing, marketing, facility development and advisory services to highly rated hospitals and health systems throughout the United States. More information about Ventas and Lillibridge can be found at www.ventasreit.com and www.lillibridge.com.

This press release includes forward-looking statements. All statements regarding the Company’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, merger or acquisition integration, growth opportunities, expected lease income, continued qualification as a real estate investment trust (“REIT”), plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from the Company’s expectations. The Company does not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made.

The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the Securities and Exchange Commission. These factors include without limitation: (a) the ability and willingness of the Company’s tenants, operators, borrowers, managers and other third parties to satisfy their obligations under their respective contractual arrangements with the Company, including, in some cases, their obligations to indemnify, defend and hold harmless the Company from and against various claims, litigation and liabilities; (b) the ability of the Company’s tenants, operators, borrowers and managers to maintain the financial strength and liquidity necessary to satisfy their respective obligations and liabilities to third parties, including without limitation obligations under their existing credit facilities and other indebtedness; (c) the Company’s success in implementing its business strategy and the Company’s ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (d) macroeconomic conditions such as a disruption of or lack of access to the capital markets, changes in the debt rating on U.S. government securities, default or delay in payment by the United States of its obligations, and changes in the federal or state budgets resulting in the reduction or nonpayment of Medicare or Medicaid reimbursement rates; (e) the nature and extent of future competition, including new construction in the markets in which the Company’s seniors housing communities and medical office buildings (“MOBs”) are located; (f) the extent of future or pending healthcare reform and regulation, including cost containment measures and changes in reimbursement policies, procedures and rates; (g) increases in the Company’s borrowing costs as a result of changes in interest rates and other factors; (h) the ability of the Company’s tenants, operators and managers, as applicable, to comply with laws, rules and regulations in the operation of the Company’s properties, to deliver high-quality services, to attract and retain qualified personnel and to attract residents and patients; (i) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and the effect of those changes on the Company’s revenues, earnings and funding sources; (j) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (k) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (l) final determination of the Company’s taxable net income for the year ended December 31, 2015 and for the year ending December 31, 2016; (m) the ability and willingness of the Company’s tenants to renew their leases with the Company upon expiration of the leases, the Company’s ability to reposition its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations, including indemnification obligations, the Company may incur in connection with the replacement of an existing tenant; (n) risks associated with the Company’s senior living operating portfolio, such as factors that can cause volatility in the Company’s operating income and earnings generated by those properties, including without limitation national and regional economic conditions, costs of food, materials, energy, labor and services, employee benefit costs, insurance costs and professional and general liability claims, and the timely delivery of accurate property-level financial results for those properties; (o) changes in exchange rates for any foreign currency in which the Company may, from time to time, conduct business; (p) year-over-year changes in the Consumer Price Index or the UK Retail Price Index and the effect of those changes on the rent escalators contained in the Company’s leases and the Company’s earnings; (q) the Company’s ability and the ability of its tenants, operators, borrowers and managers to obtain and maintain adequate property, liability and other insurance from reputable, financially stable providers; (r) the impact of increased operating costs and uninsured professional liability claims on the Company’s liquidity, financial condition and results of operations or that of the Company’s tenants, operators, borrowers and managers, and the ability of the Company and the Company’s tenants, operators, borrowers and managers to accurately estimate the magnitude of those claims; (s) risks associated with the Company’s MOB portfolio and operations, including the Company’s ability to successfully design, develop and manage MOBs and to retain key personnel; (t) the ability of the hospitals on or near whose campuses the Company’s MOBs are located and their affiliated health systems to remain competitive and financially viable and to attract physicians and physician groups; (u) risks associated with the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (v) the impact of market or issuer events on the liquidity or value of the Company’s investments in marketable securities; (w) consolidation activity in the seniors housing and healthcare industries resulting in a change of control of, or a competitor’s investment in, one or more of the Company’s tenants, operators, borrowers or managers or significant changes in the senior management of the Company’s tenants, operators, borrowers or managers; (x) the impact of litigation or any financial, accounting, legal or regulatory issues that may affect the Company or its tenants, operators, borrowers or managers; and (y) changes in accounting principles, or their application or interpretation, and the Company’s ability to make estimates and the assumptions underlying the estimates, which could have an effect on the Company’s earnings.

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CONTACT:
Ventas, Inc.
Ryan Shannon
(877) 4-VENTAS